INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED MAY 24, 2021 TO THE PROSPECTUSES DATED
AUGUST 28, 2020, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Raymond James SB-1 Equity ETF (RYJ)
(the “Fund”)
The Fund has changed its classification from “non-diversified” to “diversified” and therefore is now required to meet certain diversification requirements under the Investment Company Act of 1940. All references in the Fund’s Prospectus with regard to the Fund being “non-diversified” are hereby deleted in their entirety.
Please Retain This Supplement For Future Reference.
P-RYJ-PRO-1-SUP-052421

INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED May 24, 2021 TO THE STATEMENT OF ADDITIONAL
INFORMATION DATED AUgust 28, 2020, as revised September 30, 2020,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Raymond James SB-1 Equity ETF (RYJ)
(the “Fund”)
The Fund has changed its classification from “non-diversified” to “diversified.” The disclosure in the Statement of Additional Information is updated, effective immediately, as follows:
The first paragraph under the section titled “General Description of the Trust and the Funds” on page 1 is hereby revised to identify the Fund as a “Diversified Fund.”
In addition and accordingly, the Fund is now subject to the following investment restrictions:
The Fund, as a fundamental policy, may not:
(1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).
(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.
Please Retain This Supplement For Future Reference.
P-RYJ-SAI-1-SUP-052421